Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
FundsManager 20% Portfolio
March 31, 2022
VF20-NPRT1-0522
1.847118.115
Equity Funds - 26.1%
	Shares	Value ($)
Fidelity Commodity Strategy Fund (a)	508,691	5,539,642
Fidelity Contrafund (a)	125,312	2,092,713
Fidelity Emerging Markets Discovery Fund (a)	238,828	3,654,075
Fidelity Emerging Markets Fund (a)	425,665	16,030,531
Fidelity Equity-Income Fund (a)	56,732	3,943,425
Fidelity Global Commodity Stock Fund (a)	596,052	12,594,583
Fidelity International Capital Appreciation Fund (a)	114,316	2,824,738
Fidelity International Discovery Fund (a)	77,354	3,586,129
Fidelity International Enhanced Index Fund (a)	340,339	3,546,335
Fidelity International Small Cap Fund (a)	48,936	1,471,518
Fidelity International Small Cap Opportunities Fund (a)	120,369	2,620,433
Fidelity International Value Fund (a)	234,476	2,152,486
Fidelity Large Cap Value Enhanced Index Fund (a)	75,938	1,218,812
Fidelity Low-Priced Stock Fund (a)	91,577	4,812,346
Fidelity Overseas Fund (a)	238,815	14,078,130
Fidelity Real Estate Investment Portfolio (a)	191,338	9,729,532
Fidelity U.S. Low Volatility Equity Fund (a)	631,471	7,211,401
Fidelity Value Discovery Fund (a)	51,196	1,952,620
VIP Stock Selector All Cap Portfolio Investor Class (a)	15,317,313	146,586,682
TOTAL EQUITY FUNDS (Cost $231,684,939)		245,646,131

Fixed-Income Funds - 48.2%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	3,360,225	31,586,115
Fidelity High Income Fund (a)	873,656	7,207,665
Fidelity Inflation-Protected Bond Index Fund (a)	1,288,627	13,942,946
Fidelity Long-Term Treasury Bond Index Fund (a)	1,046,730	13,795,901
Fidelity New Markets Income Fund (a)	148,522	1,936,726
Fidelity U.S. Bond Index Fund (a)	34,402,711	385,998,414
TOTAL FIXED-INCOME FUNDS (Cost $460,826,368)		454,467,767

Money Market Funds - 25.5%
	Shares	Value ($)
Fidelity Cash Central Fund 0.31% (b) (Cost $240,324,093)	240,276,038	240,324,093

U.S. Treasury Obligations - 0.2%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 0.38% to 0.5% 6/9/22 to 6/30/22 (d) (Cost $2,197,952)	2,200,000	2,197,943

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $935,033,352)	942,635,934
NET OTHER ASSETS (LIABILITIES) - 0.0%	456,755
NET ASSETS - 100.0%	943,092,689

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	119	Jun 2022	26,957,963	(1,589,145)	(1,589,145)
ICE E-mini MSCI EAFE Index Contracts (United States)	68	Jun 2022	7,290,960	(422,830)	(422,830)
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	223	Jun 2022	12,549,325	(1,035,234)	(1,035,234)

TOTAL FUTURES CONTRACTS					(3,047,209)
The notional amount of futures sold as a percentage of Net Assets is 5.0%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,197,943.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.31%	225,746,149	22,598,260	8,020,316	67,874	-	-	240,324,093	0.5%
Total	225,746,149	22,598,260	8,020,316	67,874	-	-	240,324,093

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Commodity Strategy Fund	8,429,872	-	5,204,989	-	1,418,299	896,460	5,539,642
Fidelity Contrafund	2,399,788	76,257	116,306	27,575	(11,453)	(255,573)	2,092,713
Fidelity Emerging Markets Discovery Fund	3,852,210	8,534	30,686	-	(4,500)	(171,483)	3,654,075
Fidelity Emerging Markets Fund	18,684,409	34,134	122,744	-	(21,313)	(2,543,955)	16,030,531
Fidelity Equity-Income Fund	4,154,910	121,620	286,166	15	(9,681)	(37,258)	3,943,425
Fidelity Floating Rate High Income Fund	32,167,333	675,238	1,014,515	241,330	(10,799)	(231,142)	31,586,115
Fidelity Global Commodity Stock Fund	10,555,648	242,564	1,185,222	-	102,738	2,878,855	12,594,583
Fidelity High Income Fund	7,652,550	177,992	234,119	77,859	(5,964)	(382,794)	7,207,665
Fidelity Inflation-Protected Bond Index Fund	26,532,651	276,285	12,227,570	-	991,369	(1,629,789)	13,942,946
Fidelity International Capital Appreciation Fund	3,305,032	33,856	82,690	-	(12,240)	(419,220)	2,824,738
Fidelity International Discovery Fund	4,168,918	44,537	107,663	-	(19,270)	(500,393)	3,586,129
Fidelity International Enhanced Index Fund	3,853,134	39,197	95,177	-	(7,692)	(243,127)	3,546,335
Fidelity International Small Cap Fund	1,609,428	17,962	44,212	-	(3,949)	(107,711)	1,471,518
Fidelity International Small Cap Opportunities Fund	3,167,545	23,302	-	-	-	(570,414)	2,620,433
Fidelity International Value Fund	2,218,390	23,302	56,698	-	(2,703)	(29,805)	2,152,486
Fidelity Large Cap Value Enhanced Index Fund	1,299,784	59,474	139,961	-	(6,908)	6,423	1,218,812
Fidelity Long-Term Treasury Bond Index Fund	22,664,579	345,383	7,175,120	99,332	(1,153,123)	(885,818)	13,795,901
Fidelity Low-Priced Stock Fund	5,134,244	148,321	348,597	-	(8,828)	(112,794)	4,812,346
Fidelity New Markets Income Fund	2,143,622	53,188	78,040	19,809	(5,370)	(176,674)	1,936,726
Fidelity Overseas Fund	16,461,272	167,469	408,801	-	(56,004)	(2,085,806)	14,078,130
Fidelity Real Estate Investment Portfolio	13,819,513	144,881	3,280,225	-	363,931	(1,318,568)	9,729,532
Fidelity U.S. Bond Index Fund	404,221,641	19,330,957	11,786,469	1,941,107	(259,400)	(25,508,315)	385,998,414
Fidelity U.S. Low Volatility Equity Fund	7,708,147	102,199	239,852	-	(11,257)	(347,836)	7,211,401
Fidelity Value Discovery Fund	2,049,355	65,420	152,957	-	(889)	(8,309)	1,952,620
VIP Stock Selector All Cap Portfolio Investor Class	157,776,597	1,441,814	3,385,786	-	(205,679)	(9,040,264)	146,586,682
	766,030,572	23,653,886	47,804,565	2,407,027	1,059,315	(42,825,310)	700,113,898

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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